                                                                   EXHIBIT 99.05



I hereby consent to be named in the Registration Statement on Form S-1 as a person to become a director of the Company upon consummation of the initial public offering.



                                                  /s/ DANIEL R. FULWILER



                                          --------------------------------------
                                                    Daniel R. Fulwiler
                                                    September 9, 1997